Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity®

Variable Insurance Products

Initial Class

Contrafund® Portfolio

Prospectus

April 30, 2001

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Operating Expenses
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Basics

Investment Details

Investment Objective

VIP Contrafund Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

FMR normally invests the fund's assets primarily in common stocks.

FMR invests the fund's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have fallen temporarily out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

VIP Contrafund Portfolio seeks long-term capital appreciation.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Initial Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing Initial Class's NAV.

Prospectus

Fund Basics - continued

To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

Prospectus

Fund Summary

Investment Summary

Investment Objective

VIP Contrafund Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Investing in securities of companies whose value it believes is not fully recognized by the public.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

Performance

The following information illustrates the changes in the fund's performance from year to year and compares Initial Class's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Returns for Initial Class of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product. Returns for Initial Class of the fund would be lower if the effect of those sales charges and expenses were included. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

VIP Contrafund - Initial Class
Calendar Years	1996	1997	1998	1999	2000
	21.22%	24.14%	29.98%	24.25%	-6.58%

During the periods shown in the chart for Initial Class of VIP Contrafund, the highest return for a quarter was 23.56% (quarter ended December 31, 1998) and the lowest return for a quarter was -9.89% (quarter ended September 30, 1998).

The year-to-date return as of March 31, 2001 for Initial Class of VIP Contrafund was -13.07%.

Average Annual Returns

For the periods ended December 31, 2000	Past 1 year	Past 5 years	Life of classA
VIP Contrafund - Initial Class	-6.58%	17.82%	21.23%A
S&P 500®	-9.10%	18.33%	21.35%A
Lipper Variable Annuity Growth Funds Average	-9.22%	17.39%	--

A From January 3, 1995.

Prospectus

Fund Summary - continued

Standard & Poor's 500SM  Index (S&P 500 ®) is a market capitalization-weighted index of common stocks.

The Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Operating Expenses

The annual class operating expenses provided below for Initial Class of the fund do not reflect the effect of any reduction of certain expenses during the period. The annual class operating expenses do not take into account any fees or other expenses of any variable annuity or variable life insurance product.

Initial Class
Management fee	0.57%
Distribution and Service (12b-1) fee	None
Other expenses	0.09%
Total annual class operating expensesA	0.66%

A Effective January 3, 1995, FMR has voluntarily agreed to reimburse Initial Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.00%. This arrangement may be discontinued by FMR at any time.

A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the total Initial Class operating expenses would have been 0.63%.

Prospectus

Shareholder Information

Buying and Selling Shares

Insurance companies offer variable annuity and variable life insurance products through separate accounts. Separate accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

Only separate accounts of insurance companies that have signed the appropriate agreements with the fund can buy or sell shares of the fund.

The price to buy one share of Initial Class is the class's NAV. Initial Class shares are sold without a sales charge.

Shares will be bought at the next NAV calculated after an order is received in proper form.

Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

The price to sell one share of Initial Class is the class's NAV.

If appropriate to protect shareholders, the fund may impose a redemption fee (trading fee) on redemptions from the fund.

Shares will be sold at the next NAV calculated after an order is received in proper form.

Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven business days to process redemptions if making immediate payment would adversely affect the fund.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Under certain circumstances (for example, at the request of a shareholder), redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.

The fund offers its shares to separate accounts of insurance companies that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products. Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions at least annually, in February.

Dividends and capital gain distributions will be automatically reinvested in additional Initial Class shares of the fund.

Tax Consequences

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.

Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Prospectus

Fund Services

Fund Management

VIP Contrafund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager.

As of January 31, 2001, FMR and its affiliate, FMR Co., Inc. (FMRC), had approximately $612 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Far East) Inc. (FMR Far East) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund. As of September 28, 2000, FIJ had approximately $28.3 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

FMRC serves as a sub-adviser for the fund. FMRC is primarily responsible for choosing investments for the fund.

Will Danoff is vice president and manager of VIP Contrafund, which he has managed since January 1995. He also manages another Fidelity fund. Since joining Fidelity in 1986, Mr. Danoff has worked as a research analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For December 2000, the group fee rate was 0.2769%. The individual fund fee rate is 0.30%.

The total management fee for the fiscal year ended December 31, 2000, was 0.57% of the fund's average net assets.

FMR pays FMRC, FMR U.K., and FMR Far East for providing sub-advisory services. FMR Far East in turn pays FIJ for providing sub-advisory services.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

Fidelity Distributors Corporation (FDC) distributes Initial Class's shares.

Initial Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class shares and/or support services that benefit variable product owners. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as insurance companies, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Initial Class.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Initial Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the Fidelity Variable Insurance Product funds, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

Prospectus

Fund Services - continued

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand Initial Class's financial history for the past 5 years. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent accountants, whose report, along with the fund's financial highlights and financial statements, are included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 29.15	$ 24.44	$ 19.94	$ 16.56	$ 13.79
Income from Investment Operations
Net investment income	.17 D	.12 D	.13 D	.16 D	.14
Net realized and unrealized gain (loss)	(1.84)	5.59	5.54	3.73	2.76
Total from investment operations	(1.67)	5.71	5.67	3.89	2.90
Less Distributions
From net investment income	(.11) E	(.12)	(.14)	(.14)	-
From net realized gain	(3.62) E	(.88)	(1.03)	(.37)	(.13)
Total distributions	(3.73)	(1.00)	(1.17)	(.51)	(.13)
Net asset value, end of period	$ 23.75	$ 29.15	$ 24.44	$ 19.94	$ 16.56
Total Return B, C	(6.58)%	24.25%	29.98%	24.14%	21.22%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 8,516,464	$ 9,005,129	$ 6,388,592	$ 4,107,868	$ 2,394,103
Ratio of expenses to average net assets	.66%	.67%	.70%	.71%	.74%
Ratio of expenses to average net assets after expense reductions	.63% A	.65% A	.66% A	.68% A	.71% A
Ratio of net investment income to average net assets	.69%	.48%	.62%	.90%	1.33%
Portfolio turnover rate	177%	172%	201%	142%	178%

A FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E The amounts shown reflect certain reclassifications related to book to tax differences.

Prospectus

Notes

You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-888-622-3175.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-5511

Fidelity, Contrafund, and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

The term "VIP" as used in this document refers to Fidelity Variable Insurance Products.

1.477906.103 VCI-pro-0401